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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

UNITED INDUSTRIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-4252 (Commission File Number)	95-2081809 (I.R.S. Employer Identification No.)

124 INDUSTRY LANE, HUNT VALLEY, MD (Address of principal executive offices)		21030 (Zip Code)

(410) 628-3500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

        On November 9, 2007, the Registrant issued a press release relating to its financial results for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and the exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing by specific reference therein.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

        The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed.

99.1	Press release dated November 9, 2007, announcing the Registrant's financial results for the quarter ended September 30, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Industrial Corporation

By:	/S/ JAMES H. PERRY James H. Perry Vice President Chief Financial Officer and Controller

Date: November 9, 2007

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SIGNATURES